                                                                    Exhibit 10.8


                                  TRITON PCS

                                   Exhibit A
                                SERVICE CHARGES


Service Rates - AT&T shall pay Triton
-------------------------------------

   8/16/99-5/31/00  $.25 per minute or partial minute
   6/1/00-1/31/01   $.20 per minute or partial minute
   2/1/01-1/31/02   $.15 per minute or partial minute
   2/1/02-1/31/03   $.13 per minute or partial minute
   2/1/03-8/31/03   $.12 per minute or partial minute
   9/1/03-8/31/05   $.10 per minute or partial minute
   9/1/05-          The lower of (a) $.10 per minute and (b) the Applicable Home
                    Rate of AT&T, or such other rate as shall be agreed by the Parties.

Service Rates - Triton shall pay AT&T
-------------------------------------

   8/16/99-8/31/03  $.10 per minute or partial minute
   9/1/03- Reciprocal rates as shall be charged between AT&T and Triton.

The Parties agree to exclude Tritel, Cincinnati Bell Wireless and Telecorp markets from the rates listed above. The rates between these entities and Triton shall be:

Service Rates - Tritel (Reciprocal)
-----------------------------------

   8/16/99-8/31/05  $.10 per minute or partial minute
   9/1/05- The lower of (a) $.10 per minute and (b) the Applicable Home Rate of AT&T, or such other rate as shall be agreed by the Parties.

Service Rates - Cincinnati Bell Wireless (Reciprocal)
-----------------------------------------------------

   8/16/99-8/31/05  $.15 per minute or partial minute
   9/1/05- The lower of (a) $.10 per minute and (b) the Applicable Home Rate of AT&T, or such other rate as shall be agreed by the Parties.


Service Rates - Telecorp (Reciprocal)
-------------------------------------

   8/16/99-         $.25 per minute or partial minute

A reduction in the Service Rate between Telecorp and Triton shall be negotiated in good faith as soon as soon as commercially reasonable, and shall be reasonably competitive with the rates charged for comparable service.


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Notwithstanding the foregoing, the Service rate charged by the Parties for
Service in any geographic area consisting of at least three contiguous BTAs shall be no more than reasonably competitive, taking into account price, coverage and quality, with the rates charged for comparable telecommunications services by the alternative carriers in such geographic area, disregarding any carriers that do not service a material number of customers in such geographic area, and, if it is not so competitive, such Service Rates shall be reduced with respect to the applicable geographic area to a reasonably competitive rate.

Toll Charges
------------

InterLATA
---------
               $.08 per minute or such other rate as the Parties negotiate from time to time in light of cost adjustments.

IntraLATA
---------
               $.02 per minute or such other rate as the Parties negotiate from time to time in light of cost adjustments.

Taxes
-----

Amount charged Serving Carrier by applicable taxing authority.


Miscellaneous
-------------

Service rates are charged in full minute increments with each partial minute rounded to the next full minute. Neither Party shall be charged for incomplete calls, busy calls, feature activations, 911, 611, #611 or interconnect fees.

The Home Carrier will have up to 90 days after the end of a settlement period to invoice the Serving Carrier for roaming rates charged in excess of the agreed upon roaming rates during that settlement period.

This Service Charges Exhibit will supercede and replace all previous roaming rate agreements between AT&T and Triton PCS.


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Definitions
-----------

"Applicable Home Rate" means, with respect to any Person, its Home Rate,
 --------------------
calculated based on the revenues from access and airtime and the minutes of use, in each case for such Person's customers in the Expanded Home Calling Area during the most recent calendar year for which such amounts are available as of the date of calculation.

"Expanded Home Calling Area" means the geographical area of, and markets
 --------------------------
included within, the Charlotte, North Carolina, Atlanta, Georgia, Baltimore, Maryland/Washington, D.C., and Richmond, Virginia, MTAs, and the State of Florida.


AT&T WIRELESS SERVICES, INC.               TRITON PCS, INC.




By:       /s/ Don Adams                    By:         /s/ Drew Davies
      ----------------------------               -------------------------------
       Don Adams, Vice President                   Drew Davies, Vice President
       Carrier Relations                           Carrier Relations


Date:      8/11/99                         Date:        8/11/99
      ----------------------------               -------------------------------




Confidential                        Page 3                              08/11/99